NONQUALIFIED                                                        EXHIBIT 5(A)

                                  [USAA logo]

VARIABLE ANNUITY

ANNUITANT INFORMATION

(Please Print)

Sex:  [ ] M  [ ] F

Name (First, Middle, Last)

__________________              ______/______/_____               ___
Birthplace (State)              Birth Date (M/D/Y)                Age

  -    -     -
------------------             ----------------------------------------
SSN                            USAA Number (If you have one)
-----------------------------------------------------------------------
Residence Address
-----------------------------------------------------------------------
City                             State                         Zip

(_____)________________________________________________________________
Residence Phone                 Business Phone                    Ext.

-----------------------------------------------------------------------
Occupation                                    Name of Employer

-----------------------------------------------------------------------
Employer Address

-----------------------------------------------------------------------
City                                       State            Zip

Have you or your spouse ever been an officer in the U.S. Armed Forces?
  [ ] Yes    [ ] No

Have either of your parents or your spouse's parents ever been an officer in the U.S. Armed Forces?

   [ ] Yes   [ ] No


BENEFICIARY DESIGNATION

(Attach separate sheet if necessary)

_________________________________________  _______-________-
Name of Primary Beneficiary(ies)                  SSN

_______________________________________________
Birth Date (M/D/Y)    Relationship to Annuitant

__________________________________________________________
Residence Address

______________________________________________________
City                         State         Zip

_________________________________________  _______-________-
Name of Contingent Beneficiary                   SSN

______/_______/__________  _________________________________
Birth Date (M/D/Y)         Relationship to Annuitant

__________________________________________________________
Residence Address

_________________   ______________  __________
City                State            Zip



OWNER

(Complete only if owner is other than annuitant.)

__________________________  _________________________
Name (First, Middle, Last)  Relationship to Annuitant

_______/________/_______  ________  _________________
SSN/Tax ID#                 Age     Birth Date (M/D/Y)

_______________________________         Sex:  [ ] M
USAA Number (if you have one)                 [ ] F

----------------------------------------------------------
Residence Address

----------------------------------------------------------
City                             State  Zip

(______)_________________________  (______)__________________________
Residence Phone      Business Phone    Ext.

PAYMENT INFORMATION

Amount submitted $____________(Initial minimum $1,000) Please use the enclosed, pre-addressed envelope to return this application and your initial premium payment.

I plan to make additional premium payments of
$________ by:  (Subsequent minimum $100)
__  Automatic Payment Plan (Complete the enclosed form.)
__  Monthly Government Allotment
__  Check (personal, cashier's)
Exchanges only:
__  Completed 1035 exchange forms enclosed
__  Please send me a 1035 exchange form

INVESTMENT ALLOCATION

Please allocate all of my premium payments to the Variable Annuity Accounts as shown until further notice.

_____% Growth & Income           _____% World Growth
_____% Diversified Assets        _____% Money Market
_____% Alger American Growth     _____% Income
_____% Scudder Capital Growth    _____% Fixed Account

*You may allocate your premium payment to as many of the above accounts as you like. Each allocation must be a percentage of your premium payment, with the total equaling 100%. Please use whole percentages.

*If no allocations are specified, the entire premium payment will be allocated to the Money Market Variable Fund Account.

*If you are allocating your initial premium payment to variable fund accounts other than the Money Market Variable Fund Account, that portion of your premium payment will be allocated to the Money Market Variable Fund Account for a period equal to the FREE LOOK PERIOD state in your contract plus five days. At the end of the period, the premium payments will be allocated as directed in this application and as explained in more detail in the prospectus. If you decide to return the contract within the FREE LOOK PERIOD, USAA Life Insurance Company will refund any premium paid and the contract will be deemed void as if no contract had been issued.

AAP24744ST  7-94                   (Over Please)                     24744-0195

INVESTMENT SUITABILITY INFORMATION

Investment Objective:
[ ]Long-term growth     [ ] Preservation of capital
[ ]Income               [ ] Growth and Income

Risk Tolerance:
[ ] Aggressive     [ ] Moderate     [ ] Conservative

Before taking distributions, I plan to leave money in the Variable Annuity for

[ ] 1-10 years.    [ ] 10-20 years  [ ] 20 years or more.

Estimated annual income ___________________ Tax bracket ____________

Estimated net worth _______________


COMMENCEMENT OF ANNUITY PAYMENTS

Unless you specify otherwise, you will begin receiving annuity payments on the first day of the month which follows your 95/th/ birthday as outlined in you USAA Life Insurance Company Nonqualified Variable Annuity contract.

If you prefer, you may request an earlier date to begin receiving annuity payments by specifying either a specific age or year. You may amend this election in the future in accordance with Internal Revenue Code (IRC) guidelines and contract provisions.

[ ] I wish to receive payments upon reaching age _______________

[ ] I wish to begin receiving payments on the anniversary date of this contract in the year _______________.


REPLACEMENT

Will the annuity applied for replace or change any life insurance or annuities
now in force?                               [ ] Yes   [ ] No

If yes, give company name(s) and details of the type of plan. (This information is required by certain state insurance regulations.)

___________________________________________________

___________________________________________________

___________________________________________________


TELEPHONE AUTHORIZATION

I would like to authorize telephone transactions subject to the conditions and limitations set forth in the prospectus.

             [ ] Yes     [ ] No

USAA Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the contract including: 1) USAA number or contract number, 2) the name of the Owner, and 3) Social Security number of the Owner. In additions, all telephone communications with an Owner are recorded and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice.

SPECIAL REQUESTS



___________________________________________________

___________________________________________________

___________________________________________________


ACKNOWLEDGMENT/AGREEMENT


I hereby apply for this Nonqualified Variable Annuity and represent this information is true to the best of my knowledge and belief. I certify under penalties of perjury that my Social Security number as listed on this application is correct. I also certify that I am of legal age to enter into this agreement. This application and payment to USAA Life Insurance Company represent consideration for the issuance of the annuity.

I have received and read the prospectus for this Variable Annuity contract including the prospectuses for the underlying Funds. I understand the objectives of the Variable Annuity's accounts as explained in the prospectus and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payment value allocated to the variable accounts may increase or decrease and is not guaranteed as to a dollar amount.

Dated at __________________________________________________________
                 (City, State)

this ________________day of ________________________________19,_____



X_________________________________________________________
            Signature of Annuitant



X_________________________________________________________
            Signature of Owner if other than Annuitant


                              FOR HOME OFFICE USE


-----------------------------------------------------------
     SIGNATURE OF REGISTERED REPRESENTATIVE AND AGENT


-----------------------------------------------------------
     SIGNATURE OF REGISTERED BROKER DEALER        DATE

AAP24744ST  7-94                   (Over Please)                     24744-0195

Individual Retirement
Annuity (IRA) Plan


OWNER/ANNUITANT INFORMATION

(Please Print)

__________________________________________________  ______
Name (First, Middle, Last)                           Age

__________________     ______/______/_____    SEX:  [ ] M
Birthplace (State)     Birth Date (M/D/Y)           [ ] F

---------------------------------------------------------
SSN                         USAA Number (If you have one)

---------------------------------------------------------
Residence Address

---------------------------------------------------------
City                         State              Zip

(______)________________  (______)_______________________
Residence Phone            Business Phone         Ext.

---------------------------------------------------------
Occupation                             Name of Employer

_______________________________________Employer's Address

---------------------------------------------------------
City                           State           Zip

Have you or your spouse ever been an officer in the U.S. Armed Forces?
Yes   [ ]     No   [ ]

Have either of your parents or your spouse's parents ever been an officer in the
U.S. Armed Forces?   Yes [ ]   No [ ]

TYPE OF IRA

[ ] INDIVIDUAL---$2,000 maximum or 100% of earned
    income, whichever is less.
[ ] SPOUSAL----Requires two applications (one from each spouse) $2,250 maximum total (no more than $2,000 in either IRA)


REPLACEMENT

Will the annuity applied for replace or change any life insurance or annuities
now in force?        Yes  [ ]    No [ ]

If Yes, give company name(s) and details of the type of plan. (This information is required by certain state insurance regulations.)


__________________________________________________________


_________________________________________________________



USAA
LIFE
INSURANCE
COMPANY



BENEFICIARY DESIGNATION

(Attach separate sheet if necessary)

------------------------  -------------------------
Primary Beneficiary(ies)  Relationship to Annuitant

___________________  ________  ____________/___________/____
SSN                   Age          Birth Date (M/D/Y)

_________________________________________     SEX:  [ ] M
USAA Number (If you have one)                       [ ] F

_________________________________________________________Residence Address

--------------------------------------------------------------------------
City                                 State                  Zip

--------------------------------------------------------------------------
Contingent Beneficiary                         Relationship to Annuitant

--------------------------------------------------------------------------
SSN                                         USAA Number (If you have one)

___________   ______/_______/_______   SEX    [ ] M
Age            Birth Date (M/D/Y)             [ ] F

--------------------------------------------------------------------------
Residence Address

--------------------------------------------------------------------------
City                               State                    Zip

PAYMENT INFORMATION

IRA for tax year(s) Amount(s) submitted
                    (Initial minimum $100)

_______________________________      $___________________________

_______________________________      $___________________________
Please use the enclosed, pre-addressed envelope to return this application and your initial premium payment.
I plan to make additional payments of $__________________________ (Subsequent minimums $50)
[ ] Monthly   [ ] Quarterly   [ ] Semi-annually   [ ] Annually

I plan to make additional payments by:
  [ ] Automatic Payment Plan (monthly)
      (if you're paying by Automatic Payment Plan, please
      complete the enclosed form.)
  [ ] Check (personal, cashier's)
  [ ] Monthly Government Allotment

[ ] Rollover  [ ] Transfer
  Amount of Rollover or Transfer $___________________________

Transfer only:
[ ] I have forwarded transfer forms to current custodian
[ ] Please send transfer forms to me.

AAP24744ST 7-94             (Over Please)                 24744-0195

INVESTMENT ALLOCATION


Please allocate all of my premium payments as shown below.

_______%Growth & Income           _______%Diversified Assets
_______%World Growth              _______%Money Market
_______%Scudder VLIF              _______%Income
_______%Capital Growth            _______%Fixed Account
_______%Alger American Growth

                                   100% TOTAL

[ ] You may allocate your IRA premium payments to as many of the Variable
    Annuity's accounts as you like, in amounts no smaller than one tenth of a percent as long as the total equals 100%.

[ ] If you are allocating any part of your initial premium payment to the Fixed
    Account, it will go into that Account on the effective date of the contract. If you are allocating your initial premium payment to variable annuity fund accounts other than the VA Money Market Fund Account, that portion of your premium payment will be allocated to the VA Money Market Fund Account for a period equal to the FREE LOOK PERIOD stated in your contract plus five days. At the end of the period, the premium payment will be allocated as directed in this application and as explained in more detail in the prospectus. If you decided to return the contract within the FREE LOOK PERIOD, USAA Life will refund your money as explained in the contract.


INVESTMENT SUITABILITY INFORMATION


INVESTMENT OBJECTIVE:
[ ] Long-term growth     [ ] Preservation of capital
[ ] Income               [ ] Growth and Income

RISK TOLERANCE:
[ ] Aggressive     [ ] Moderate   [ ] Conservative

Before taking distributions, I plan to leave money in the Variable Annuity for

[ ] 1-10 years.    [ ] 10-20 years   [ ] 20 years or more.

Estimated annual income _______________ Tax bracket ____________

Estimated net worth _________________


COMMENCEMENT OF ANNUITY PAYMENTS

Unless you specify otherwise, you will begin receiving annuity payments by April 1/st/ of the year following the calendar year you reach the age of 70 1/2 and the distribution must meet minimums in accordance with Internal Revenue Code
(IRC).

If you prefer, you may request an earlier date to begin receiving annuity payments by specifying either a specific age or year below. You may amend this election in the future in accordance with IRC guidelines and contract provisions.

[ ] I wish to receive payments upon reaching age _______________.
[ ] I wish to begin receiving payments on the anniversary date of this contract in the year _______________.



SPECIAL REQUESTS

___________________________________________________

___________________________________________________


TELEPHONE AUTHORIZATION

I would like to authorize telephone transactions subject to the conditions and limitations as set forth below.
             [ ] Yes     [ ] No

USAA Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the contract including: 1) USAA number or contract number, 2) the name of the Owner, and 3) Social Security number of the Owner. In additions, all telephone communications with an Owner are recorded and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice. This authorization is valid until written cancellation signed by the Owner is received by USAA Life.

ACKNOWLEDGMENT/AGREEMENT

I hereby apply for this IRA and represent this information is true and correct. This application and payment to USAA Life Insurance Company represent consideration for the issuance of the annuity.

I have received and read the prospectus for this Variable Annuity contract including the prospectuses for the underlying Funds. I understand the objectives of the Variable Annuity's accounts as explained in the prospectus and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payment value allocated to the variable fund accounts may increase or decrease and is not guaranteed as to a dollar amount.

Dated at_______________________________________________________
                 (City, State)

this ________________day of ____________________________19,_____


X___________________________________________________________
                      SIGNATURE OF ANNUITANT


X___________________________________________________________
                      SIGNATURE OF SPOUSE (IF APPLICABLE)

                              FOR HOME OFFICE USE


 SIGNATURE OF AGENT (FL, NC, MI ONLY)

AAP24744ST  7-94                   (Over Please)                     24745-0794

---------------------------------   ---------
SIGNATURE OF REGISTERED PRINCIPAL     DATE

[ ] Simplified Employee Pension Plan
    (SEP-IRA)
[ ] Salary Reduction Simplified Employee
    Pension (SARSEP-IRA)

ANNUITANT INFORMATION

(Please Print)

__________________________________________________________
Name (First, Middle, Last)

______________________      Sex:   [ ] M
Birthplace (State)                 [ ] F

________/________/_______           _________
Birth Date (M/D/Y)                   Age

__________-___________-____________
SSN

______________________________________________
USAA Number (If you have one)

______________________________________________
Residence Address

________________________  ____________  _______
City                      State         Zip

(______)_______________________________________
Residence Phone

(______)_______________________________________
Business Phone                       Ext.

-----------------------------------------------
Occupation               Name of Employer

______________________________________________
Employer's Address

______________________     __________  __________
City                       State       Zip

Have you or your spouse ever been an officer in the U.S. Armed Forces?
    [ ] Yes            [ ] No

Have either of your parents or your spouse's parents ever been an officer in the
U.S. Armed Forces?     [ ] Yes    [ ] No

REPLACEMENT


Will the annuity applied for replace or change any life insurance or annuities
now in force?                         [ ] Yes   [ ] No

If Yes, give company name(s) and details of the type of plans. (This information is required by certain state insurance regulations.)


__________________________________________________________

__________________________________________________________



USAA
LIFE
INSURANCE
COMPANY


BENEFICIARY DESIGNATION

(Attach separate sheet if necessary)

________________________  _______/________/________  _______
Primary Beneficiary(ies)       Birth Date (M/D/Y)      Age

_________________________          _____-_______-______ SEX:   [ ] M
Relationship to Annuitant          SSN                         [ ] F

-------------------------------------------------------------------
Residence Address

-------------------------------------------------------------------
City                           State                       Zip

_______________________________  _______/_______/_______  _____
Contingent Beneficiary(ies)       Birth Date (M/D/Y)       Age

_________________________        _____-_______-______ SEX:   [ ] M
Relationship to Annuitant        SSN                         [ ] F

--------------------------------------------------------------------
Residence Address

--------------------------------------------------------------------
City                             State                       Zip

PAYMENT INFORMATION

SEP-IRA (Your employer will provide this information.)
Payments for tax year(s)   ___________________    _________________
Amount(s) submitted       $___________________    _________________
                                (Initial minimum $100)

Please use the enclosed, pre-addressed envelope to return this application and your initial premium payment.

Additional payments of $__________________will be made.
             (Subsequent minimums $50)
         [ ] Monthly        [ ] Quarterly
         [ ] Semi-annually  [ ] Annually
I PLAN TO MAKE ADDITIONAL PAYMENTS BY:
  [ ] Automatic Payment Plan (monthly)
      (If you're paying by Automatic Payment Plan, please
      complete the enclosed form.)
  [ ] Check (personal, cashier's)
  [ ] Monthly Government Allotment
[ ] Rollover  [ ] Transfer  [ ] Amount $______________________

TRANSFER ONLY:
[ ] I have forwarded transfer    [ ] Please send transfer forms to me
    forms to current custodian.

SARSEP-IRA
Salary Reduction  $__________________($25 minimum)
[ ] Weekly    [ ] Bi-weekly    [ ] Monthly
[ ] Quarterly [ ] Annually

[ ] Amount of Transfer $___________________________________
[ ] I have forwarded transfer      [ ] Please send transfer
    forms to current custodian         forms to me

AAP24744ST  7-94                   (Over Please)                     24745-0794

INVESTMENT ALLOCATION


Please allocate all of my premium payments to the variable annuity fund accounts as shown below.

_______%Growth & Income      _______%Diversified Assets
_______%World Growth         _______%Money Market
_______%Scudder VLIF         _______%Income
_______%Capital Growth       _______%Fixed Account
_______%Alger American Growth

                                   100% TOTAL

[ ] You may allocate your SEP-IRA and SARSEP-IRA premium payments to as many of the Variable Annuity's accounts as you like, in amounts no smaller than one tenth of a percent as long as the total equals 100%.

[ ] If you are allocating any part of your initial premium payment to the Fixed
    Account, it will go into that Account on the effective date of the contract. If you are allocating your initial premium payment to variable annuity fund accounts other than the VA Money Market Fund Account, that portion of your premium payment will be allocated to the VA Money Market Fund Account for a period equal to the FREE LOOK PERIOD stated in your contract plus five days. At the end of the period, the premium payment will be allocated as directed in this application and as explained in more detail in the prospectus. If you decided to return the contract within the FREE LOOK PERIOD, USAA Life will refund your money as explained in the contract.


INVESTMENT SUITABILITY INFORMATION


INVESTMENT OBJECTIVE:
[ ] Long-term growth     [ ] Preservation of capital
[ ] Income               [ ] Growth and Income

RISK TOLERANCE:
[ ] Aggressive     [ ] Moderate      [ ] Conservative

Before taking distributions, I plan to leave money in the Variable Annuity for

[ ] 1-10 years.    [ ] 10-20 years   [ ] 20 years or more.

Estimated annual income _______________ Tax bracket ____________

Estimated net worth _________________


COMMENCEMENT OF ANNUITY PAYMENTS


Unless you specify otherwise, you will begin receiving annuity payments by April 1/st/ of the year following the calendar year you reach the age of 70 1/2 and the distribution must meet minimums in accordance with Internal Revenue Code
(IRC).

If you prefer, you may request an earlier date to begin receiving annuity payments by specifying either a specific age or year below. You may amend this election in the future in accordance with IRC guidelines and contract provisions.

[ ] I wish to receive payments upon reaching age _______________.

[ ] I wish to begin receiving payments on the anniversary date of this contract in the year _______________.



SPECIAL REQUESTS

_____________________________________________________

____________________________________________________
TELEPHONE AUTHORIZATION

I would like to authorize telephone transactions subject to the conditions and limitations as set forth below.
             [ ] Yes     [ ] No

USAA Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the contract including: 1) USAA number or contract number, 2) the name of the Owner, and 3) Social Security number of the Owner. In additions, all telephone communications with an Owner are recorded and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice. This authorization is valid until written cancellation signed by the Owner is received by USAA Life.


ACKNOWLEDGMENT/AGREEMENT

I hereby apply for this SEP and/or SARSEP and represent this information is true and correct. This application and payment to USAA Life Insurance Company represent consideration for the issuance of the annuity.

I have received and read the prospectus for this Variable Annuity contract including the prospectuses for the underlying Funds. I understand the objectives of the Variable Annuity's accounts as explained in the prospectus and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payment value allocated to the variable accounts may increase or decrease and is not guaranteed as to a dollar amount with the exception of the Fixed Fund Account whose principal and earnings are guaranteed by USAA Life..

Dated at_______________________________________________________
                 (City, State)

this ________________day of ____________________________19,_____


X___________________________________________________________
                             SIGNATURE OF ANNUITANT

                              FOR HOME OFFICE USE


----------------------------------------------------------
 SIGNATURE OF AGENT (FL, NC, MI ONLY)


----------------------------------------------------------
     SIGNATURE OF REGISTERED PRINCIPAL   DATE

AAP24747ST  7-94                   (Over Please)                     24747-0794

[ ] Texas Optional Retirement Program (ORP)
[ ] 403(b) Tax-Sheltered Annuity (TSA) Plan
Please indicate plan(s) for which you are applying.


OWNER/ANNUITANT INFORMATION

(Please Print)

__________________________________________________________
Name (First, Middle, Last)

______________________________________________
Birthplace (State)

________/________/_______  _________   SEX: [ ] M
Birth Date (M/D/Y)           Age            [ ] F

__________-___________-____________
Social Security Number

______________________________________________
USAA Number (If you have one)

______________________________________________
City                    State        Zip


(______)______________  (_____)__________________
Residence Phone          Business Phone  Ext.

----------------------------------------------------------------
Occupation

________________________________  (_____)_______________________
Name of Employer                               Phone

----------------------------------------------------------------
Employer's Address

----------------------------------------------------------------
City                            State           Zip

Have you or your spouse ever been an officer in the U.S. Armed Forces?
                 [ ] Yes            [ ] No

Have either of your parents or your spouse's parents ever been an officer in the
 U.S. Armed Forces?    [ ] Yes  [ ] No

REPLACEMENT

Will the annuity applied for replace or change any life insurance or annuities
now in force?     [ ] Yes           [ ] No

If Yes, give company name(s) and details of the type of plans. (This information is required by certain state insurance regulations.)

__________________________________________________________

__________________________________________________________




USAA
LIFE
INSURANCE
COMPANY


BENEFICIARY DESIGNATION
(Attach separate sheet if necessary)

___________________________________  ___________ SEX:  [ ] M
Primary Beneficiary(ies)                 Age           [ ] F

_______/________/________ ___________________________________
Birth Date (M/D/Y)               Relationship to Annuitant

-------------------------------------------------------------
SSN/Tax ID Number               USAA Number (If you have one)

_________________________________________________________Address

----------------------------------------------------------------
City                            State                      Zip

___________________________________  ___________     SEX: [ ] M
Contingent Beneficiary(ies)              Age              [ ] F

_______/________/________ __________________________________
Birth Date (M/D/Y)             Relationship to Annuitant

_____-_______-______  ____________________________________
SSN/Tax ID Number        USAA Number (If you have one)

________________________________________________________________
Address

_________________________________  _________________  _____
City                                     State         Zip


SPECIAL REQUESTS


__________________________________________________________

__________________________________________________________


PAYMENT INFORMATION
ORP:
Salary Reduction  $__________________($50 minimum)
[ ] Weekly     [ ] Bi-weekly  Monthly
[ ] Quarterly  [ ] Annually

      [ ] Amount of Transfer $_____________________________
        [ ] I have forwarded transfer forms to current custodian.
        [ ] Please send transfer forms to me.
 .
TSA:
Salary Reduction  $__________________($50 minimum)
[ ] Weekly     [ ] Bi-weekly  Monthly
[ ] Quarterly  [ ]  Annually

      [ ] Amount of Transfer $_____________________________
        [ ] I have forwarded transfer forms to current custodian.
        [ ] Please send transfer forms to me.

AAP24747ST  7-94                   (Over Please)                     24747-0794

INVESTMENT ALLOCATION
Please allocate all of my ORP premium payments to the variable annuity fund accounts as shown below.

_______%Growth & Income              _______%Diversified Assets
_______%World Growth                 _______%Money Market
_______%Scudder VLIF Capital Growth  _______%Income
_______%Alger American Growth        _______%Fixed Account

                                   100% TOTAL
Please allocate all of my TSA premium payments to the variable annuity fund accounts as shown below.

_______%Growth & Income              _______%Diversified Assets
_______%World Growth                 _______%Money Market
_______%Scudder VLIF Capital Growth  _______%Income
_______%Alger American Growth        _______%Fixed Account

[ ] You may allocate your ORP and/or TSA premium payments to as many of the accounts listed above as you like, in amounts no smaller than one tenth of a percent as long as the total equals 100%. During the first year of employment, your employer's ORP contribution will be allocated to the Fixed Account.

[ ] If you are allocating any part of your initial premium payment to the Fixed
    Account, it will go into that Account on the effective date of the contract. If you are allocating your initial premium payment to variable annuity fund accounts other than the VA Money Market Fund Account, that portion of your premium payment will be allocated to the VA Money Market Fund Account for a period equal to the FREE LOOK PERIOD stated in your contract plus five days. At the end of the period, the premium payment will be allocated as directed in this application and as explained in more detail in the prospectus. If you decide to return the contract within the FREE LOOK PERIOD, USAA Life will refund your money as explained in the contract.

INVESTMENT SUITABILITY INFORMATION
INVESTMENT OBJECTIVE:
[ ] Long-term growth     [ ] Preservation of capital
[ ] Income               [ ] Growth and Income

RISK TOLERANCE:
[ ] Aggressive     [ ] Moderate   [ ] Conservative

Before taking distributions, I plan to leave my money in the Variable Annuity for

[ ] 1-10 years.    [ ] 10-20 years   [ ] 20 years or more.

Estimated annual income _______________ Tax bracket ____________

Estimated net worth _________________


TELEPHONE AUTHORIZATION
I would like to authorize telephone transactions subject to the conditions and limitations as set forth below.
             [ ] Yes     [ ] No

USAA Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the contract including: 1) USAA number or contract number, 2) the name of the Owner, and 3) Social Security number of the Owner. In addition, all telephone communications with an Owner are recorded and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice. This authorization is valid until written cancellation signed by the Owner is received by USAA Life.



COMMENCEMENT OF ANNUITY PAYMENTS

Unless you specify otherwise, you will begin receiving annuity payments by April 1/st/ of the year following the calendar year you reach the age of 70 1/2 and the distribution must meet minimums in accordance with Internal Revenue Code
(IRC).

If you prefer, you may request an earlier date to begin receiving annuity payments by specifying either a specific age or year below. You may amend this election in the future in accordance with IRC guidelines and contract provisions.

[ ] I wish to receive payments upon reaching age _______________.

[ ] I wish to begin receiving payments on the anniversary date of this contract in the year _______________.


ACKNOWLEDGMENT/AGREEMENT

I hereby apply for this ORP and/or TSA and represent this information is true and correct. This application and payment to USAA Life Insurance Company represent consideration for the issuance of the annuity.

If I am applying for a Texas ORP, I acknowledge that I understand the restrictions on redemptions of premium payments and the earnings thereon imposed by Section 403(b) of the IRC and by Texas law. I also acknowledge that I understand that there may be other investment alternatives available under my employer's ORP arrangement to which I may elect to transfer my contract value.

I have received a current prospectus for this contract including the prospectuses for the underlying Funds, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the IRC and by Texas law.

If I am also applying for a TSA, I acknowledge that I understand the restrictions on redemptions of premium payments and the earnings thereon imposed by Section 403(b) of the IRC. I also acknowledge that I understand that there may be other investment alternatives available under my employer's Section 403(b) arrangement to which I may elect to transfer my contract value. I have received a current prospectus for this contract including the prospectuses for the underlying Funds, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the IRC.

I understand the objectives of the Variable Annuity's funds as explained in the prospectuses and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payments value allocated to the variable annuity fund accounts may increase or decrease and is not guaranteed as to a dollar amount with the exception of the Fixed Fund Account whose principal and earnings are guaranteed by USAA Life.

Dated at_______________________________________________________
                 (City, State)
this ________________day of ____________________________19,_____


X___________________________________________________________
                             SIGNATURE OF ANNUITANT

                              FOR HOME OFFICE USE

AAP24748ST  7-94                   (Over Please)                     24748-0794

 SIGNATURE OF AGENT (FL, NC, MI ONLY)

-----------------------------------  ------------------
 SIGNATURE OF REGISTERED PRINCIPAL          DATE

403(b) Tax-Sheltered
Annuity (TSA) Plan


OWNER/ANNUITANT INFORMATION
(Please Print)

__________________________________________________________
Name (First, Middle, Last)

________/________/_______  _________   SEX: [ ] M
Birth Date (M/D/Y)            Age           [ ] F

------------------------------------------------------------
Birthplace (State)                  Social Security Number

______________________________________________USAA
Number (If you already have one)

______________________________________________Residence Address

---------------------------------------------------------------
City                                State            Zip

(______)______________  (_____)_________________________
Residence Phone           Business Phone           Ext.

---------------------------------------
Occupation

__________________________________________________________
Name of Employer

______________________________________________
Employer's Address

______________________    __________ __________
City                      State      Zip

(______)___________________________________________________
Employer Phone

Have you or your spouse ever been an officer in the U.S. Armed Forces?
 [ ] Yes   [ ] No

Have either of your parents or your spouse's parents ever been an officer in the
U.S. Armed Forces?   [ ] Yes    [ ] No

SPECIAL REQUESTS


__________________________________________________________

__________________________________________________________

__________________________________________________________



USAA
LIFE
INSURANCE
COMPANY



BENEFICIARY DESIGNATION
(Attach separate sheet if necessary)

______________________________________________________________
Name of Primary Beneficiary(ies) (First, Middle, Last)

_______/________/________   ___________  SEX: [ ] M
Birth Date (M/D/Y)              Age           [ ] F

--------------------------------------------------------------
Social Security Number            Relationship to Annuitant

_________________________________________________________ Residence Address

---------------------------------------------------------------------------
City                                    State                      Zip

---------------------------------------------------------------------------
Name of Contingent Beneficiary (First, Middle, Last)

_______/________/________        ___________   SEX: [ ] M
Birth Date (M/D/Y)                   Age            [ ] F

---------------------------------------------------------------------------
Social Security Number                         Relationship to Annuitant

_________________________________________________________ Residence Address

---------------------------------------------------------------------------
City                                   State                      Zip

PAYMENT INFORMATION

Salary Reduction  $__________________($50 minimum)
[ ] Weekly    [ ] Bi-weekly   [ ] Monthly
[ ] Quarterly   [ ] Annually

      [ ] Amount of Transfer $_____________________________
        [ ] I have forwarded transfer forms to
            current custodian
        [ ] Please send transfer forms to me


REPLACEMENT

Will the annuity applied for replace or change any life insurance or annuities
now in force?          [ ] Yes   [ ] No

If Yes, give company name(s) and details of the type of plan. (This information is required by certain state insurance regulations.)

__________________________________________________________

__________________________________________________________

AAP24748ST  7-94                   (Over Please)                     24748-0794

INVESTMENT ALLOCATION
Please allocate all of my premium payments to the variable annuity fund accounts as shown below.

_______%Growth & Income         _______% World Growth
_______%Diversified Assets      _______%Money Market
_______%Alger American Growth   _______%Income
_______%Scudder VLIF            _______%Fixed Account
_______%Capital Growth

                                   100% TOTAL
[ ] You may allocate your premium payments to as many of the above accounts as you like, in amounts no smaller than one tenth of a percent as long as the total equals 100%.

[ ] If you are allocating any part of your initial premium payment to the Fixed
    Account, it will go into that Account on the effective date of the contract. If you are allocating your initial premium payment to variable annuity fund accounts other than the VA Money Market Fund Account, that portion of your premium payment will be allocated to the VA Money Market Fund Account for a period equal to the FREE LOOK PERIOD stated in your contract plus five days. At the end of the period, the premium payment will be allocated as directed in this application and as explained in more detail in the prospectus. If you decide to return the contract within the FREE LOOK PERIOD, USAA Life will refund your money as explained in the contract.

INVESTMENT SUITABILITY INFORMATION
INVESTMENT OBJECTIVE:
[ ] Long-term growth     [ ] Preservation of capital
[ ] Income               [ ] Growth and Income

RISK TOLERANCE:
[ ] Aggressive     [ ] Moderate    [ ] Conservative

Before taking distributions, I plan to leave my money in the Variable Annuity for

[ ] 1-10 years.    [ ] 10-20 years   [ ] 20 years or more.

Estimated annual income _______________ Tax bracket ____________

Estimated net worth _________________


COMMENCEMENT OF ANNUITY PAYMENTS

Unless you specify otherwise, you will begin receiving annuity payments by April 1/st/ of the year following the calendar year you reach the age of 70 1/2. The amount of the distribution must meet minimums in accordance with Internal Revenue Code (IRC).

If you prefer, you may request an earlier date to begin receiving annuity payments by specifying either a specific age or year below. You may amend this election in the future in accordance with IRC guidelines and contract provisions.

[ ] I wish to receive payments upon reaching age _______________.

[ ] I wish to begin receiving payments on the anniversary date of this contract in the year _______________.


TELEPHONE AUTHORIZATION
I would like to authorize telephone transactions subject to the conditions and limitations as set forth below.
             [ ] Yes     [ ] No
USAA Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. Information will be obtained prior to any discussion regarding the contract including: 1) USAA number or contract number, 2) the name of the Owner, and 3) Social Security number of the Owner. In addition, all telephone communications with an Owner are recorded and confirmations of all transactions are sent to the Owner's address. We may modify, suspend or discontinue this telephone transaction privilege at any time without prior notice. This authorization is valid until written cancellation signed by the Owner is received by USAA Life.


ACKNOWLEDGMENT/AGREEMENT

I hereby apply for this TSA and represent this information is true and correct. This application and payment to USAA Life Insurance Company represent consideration for the issuance of the annuity.

I acknowledge that I understand the restrictions on redemptions of premium payments and the earnings thereon imposed by Section 403(b) of the IRC. I also acknowledge that I understand that there may be other investment alternatives available under my employer's Section 403(b) arrangement to which I may elect to transfer my contract value.

I have received a current prospectus for this contract including the prospectuses for the underlying Funds, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the IRC.

I understand the objectives of the Variable Annuity's accounts as explained in the prospectus and have determined that my allocations are suitable investments based upon my needs and financial situation.

I understand that the premium payment value allocated to the variable annuity fund accounts may increase or decrease and is not guaranteed as to a dollar amount with the exception of the Fixed Fund Account whose principal and earnings are guaranteed by USAA Life.

Dated at_______________________________________________________
                 (City, State)

this ________________day of ____________________________19,_____


X___________________________________________________________
                     SIGNATURE OF ANNUITANT

                              FOR HOME OFFICE USE

________________________________________________________________
 SIGNATURE OF AGENT (FL, NC, MI ONLY)

________________________________________________________________
 SIGNATURE OF REGISTERED PRINCIPAL    DATE

AAP24748ST 7-94               (Over Please)           24748-0794